Acquisition of a Subsidiary	6 Months Ended
Jun. 30, 2021
Description of accounting policy for subsidiaries [text block] [Abstract]
ACQUISITION OF A SUBSIDIARY

20. ACQUISITION OF A SUBSIDIARY

Following the United Kingdom’s (“UK”) decision to withdraw from the European Union (“EU”) (“Brexit”), the U.K. began a process of “onshoring” EU legislation whereby the UK replicated EU law in UK legislation and regulation and then amended it so that it would be operationally effective following the end of the Brexit transition period on December 31, 2020. As an automatic consequence of the UK’s departure from the EU’s single market, passporting rights to and from the UK ended at the end of the transition period. Passporting is the exercise of the right available to a firm authorised in one European Economic Area (“EEA”) member state to carry on certain activities covered by an EU single market directive in another EEA member state, on the basis of its home state authorisation. For firms based in the UK, this means the loss of access to EU markets. As of the end of the transition period, the Group’s subsidiary in UK has lost its passporting rights in the EU, such that it can no longer write insurance business in EEA countries under the “freedom of services” regime or write insurance business through a place of business in an EEA member state under the “freedom of establishment” regime using the rights contained in the European Council’s Solvency II Directive.

As a result, and in order for the Group to continue write insurance business in the EU, the Group acquired 100% of the voting shares of R&Q Epsilon Insurance Company SE (“R&Q Epsilon”), a non-listed company based in Malta engaged in the business of insurance in certain classes of general insurance business. Simultaneously, with the execution of the acquisition agreement, the new subsidiary was renamed International General Insurance Company (Europe) SE (“IGIE”).

The acquisition agreement of R&Q Epsilon Insurance Company SE was fully executed on 25 June 2021 (the “Acquisition Date”) for a purchase consideration of USD 6,200 thousand.

The Group accounted for the acquisition of R&Q Epsilon under IFRS 3 “Business Combinations”.

As at the Acquisition Date, the book value of the net assets and liabilities of R&Q Epsilon was USD 6,200 thousand consisting of cash at banks of USD 6,054 and the remaining USD 146 thousand represents deferred tax assets and insurance receivables, net of other payable balances. As at 30 June 2021 (the end of the first reporting period), the Group has provisionally accounted for the acquisition of R&Q Epsilon and accordingly determined that the fair value of the net assets and liabilities was approximately equivalent to the book value. Nonetheless, in accordance with the one-year measurement period permitted under IFRS 3, the Group will reassess the provisional carrying amount of net identified asset and liabilities of R&Q Epsilon and will accordingly reflect any new information obtained about facts and circumstances that were in existence at the Acquisition Date.

Subsequently, on 13 July 2021, the Malta Financial Services Authority (“MFSA”) authorised IGIE to write insurance and reinsurance business.